UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 25, 2005

                   M  POWER ENTERTAINMENT INC.
      (Exact name of registrant as specified in its charter)

         Delaware                  000-22057               76-0513297
(State or other jurisdiction     (Commission            (IRS Employer
    of incorporation)             File Number)         Identification No.)

       432 Park Avenue South, 2nd Floor, New York, NY 10016
             (Address of principal executive offices)

Registrant's telephone number, including area code: (212) 731-2310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 ))

                             FORM 8-K


SECTION 8 - OTHER EVENTS

Item 8.01 - Other Events

(a) On May 25, 2005, we entered into a Purchase Agreement to acquire M Power Futures, Inc. The Purchase Agreement provides for the acquisition of all of the issued and outstanding shares of common stock of M Power Futures, Inc. in exchange for 18,500,000 shares of the Company's restricted common stock. M Power Futures, Inc. is a privately-held Delaware corporation with entertainment and intellectual properties. The closing is pending the completion of the audit and also receipt of an appraisal of the assets. The anticipated date of closing is in the 4th Quarter, 2005. On May 27, 2005, the Registrant issued a press release to report entry into this agreement.

The description of the transaction contained herein is qualified in its entirety by reference to the Exhibit 10.1 to this Report.

(b) On May 31, 2005, we entered into a reversal of the purchase agreement with Sunil Nariani, dated June 18, 2004, to acquire all of the assets of Stellar Software Network Inc. The description of the transaction contained herein is qualified in its entirety by reference to Exhibit 10.2 to this Report.

The agreement was finalized on May 31, 2005 and all shares of M Power Entertainment stock were returned to the Treasury.

(c) M Power Entertainment Inc. wishes to report on the status of the Letters of Intent filed previously with entities Chung King Recording Studios, Cactus Three, The Warehouse Recording Studio, and Studio D Recording. We have chosen to forego continuing negotiations and not proceed with any of the four proposed transactions.

(d) On June 7, 2005, the Registrant issued a press release to report a renewal of the Consulting Services Agreement with Stanton, Walker & Co. A copy of the press release is attached as Exhibit 99.2 to this current report on Form 8-K.

(e) On August 4, 2005, the Registrant issued a press release to report the releasing of the catalog of Alan Howarth Inc, a wholly-owned subsidiary of M Power Entertainment Inc. A copy of the press release is attached as Exhibit
99.3 to this current report on Form 8-K.

(f) On August 25, 2005, the Registrant issued a press release to report that the Company had retained OTC Financial Network for a comprehensive Investor Relations campaign, the cost being paid by a third party. A copy of the press release is attached as Exhibit 99.4 to this current report on Form 8-K.

(g) On August 31, 2005, the Registrant issued a press release to report that the company had been profiled in an OTC Financial Network Report. A copy of the press release is attached to this current report as Exhibit 99.5 on Form 8-K.

(h) On September 11, 2005, the Registrant issued a press release to report entry into a non-binding Letter of Intent to purchase Tropical Printing Inc., a privately-held commercial printing company located in Sarasota, Florida.
The terms are being finalized and a closing is anticipated in October, 2005.
A copy of the press release is attached as Exhibit 99.6 to this current report on Form 8-K.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Financial Statements and Exhibits


Exhibit
No.    Description
------ -----------

10.1 Definitive Purchase Agreement between M Power Entertainment and Alan Howarth, Gordon Jones, Gary Kimmons, and Sheila Testa, dated May 25, 2005 re: M Power Futures acquisition
       (incorporated by referenced to Exhibit 10.81 to Form 10QSB, filed on August 22, 2005)
10.2 Purchase Agreement between Sunil Nariani and M Power Entertainment Inc. (Incorporated by reference to Exhibit 10.82 to Form 10QSB, filed on August 22, 2005)
99.1   Press Release dated May 27, 2005 announcing Acquisition of M Power
       Futures.
99.2 Press Release dated June 7, 2005 announcing renewal of M&A and Consulting Services with Stanton, Walker & Co.
99.3 Press Release dated August 12, 2005 announcing that subsidiary Alan Howarth Inc. makes catalog available to the public
99.4 Press Release dated August 25, 2005 announcing the retention of OTC Financial Network for IR campaign
99.5 Press Release dated August 31, 2005 announcing that the Company had been profiled in an OTC Financial Network report
99.6 Press Release dated September 11, 2005 announcing a Letter of Intent with Tropical Printing

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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                        M POWER ENTERTAINMENT INC.


Date: October 6, 2005                  By  /s/ Gary F. Kimmons
                                            --------------------------
                                            Gary F. Kimmons
                                            President and Chief
                                            Executive Officer